SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546



                                    FORM 8-K

                        Pusuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 19, 2003
                                                        ------------------

                         Commission File Number: 1-13205

                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)



                  Nevada                                75-2641513
                  ------                                ----------
         (State of incorporation)               (IRS Employer ID number)



 25th-27th Floor, Siam Tower, 989 Rama 1 Road, Patumwan, Bangkok 10330 Thailand
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                    (Address of principal executive offices)



                               011 (662) 658-0090
                               ------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events

On September 19, 2003, King Power International Group Co., Ltd issued a press release announcing that the Clark County District Court, Nevada, has approved the settlement to settle three related lawsuits pending against KPG and members of its Board of Directors. Copy of the press release is attached to this Form 8-K as Exhibit 99.1.




Item 7.  (c) Exhibits:

         99.1     Press Release dated September 19, 2003.






                                   SIGNATURES



In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned who are duly authorized.



KING POWER INTERNATIONAL GROUP CO., LTD.





By:   /s/ Vichai Raksriaksorn
     ---------------------------------------------
     Viichai Raksriaksorn
     President and Chief Executive Officer


Dated: September 19, 2003





By:   /s/  Viratana Suntaranond
     ---------------------------------------------
     Viratana Suntaranond, Chief Financial Officer

Dated: September 19, 2003